Draft   June 29, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2006

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 726-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

The American Jobs Creation Act (“AJCA”) was signed into law on October 22, 2004. Among its various provisions, AJCA created a temporary incentive for US corporations to repatriate accumulated income earned abroad by providing an 85% dividends received deduction for certain dividends from controlled foreign corporations. In addition, the provisions require that certain foreign tax credits and other deductions associated with the dividend payments be reduced commensurate with the level of tax benefit received by US corporations from the 85% deduction. Foreign subsidiaries of International Rectifier Corporation (“IRC”) declared extraordinary dividends of $142 million in foreign earnings during IRC’s fiscal quarter ended June 30, 2006 under the AJCA. IRC anticipates that the tax expense as a consequence of IRC’s repatriation of accumulated foreign earnings under the AJCA is estimated to be approximately five to six percent of the amount of the extraordinary dividends. During IRC’s fiscal quarter ended June 2006, IRC’s Chief Executive Officer and Board of Directors approved a domestic reinvestment plan as required by the AJCA with respect to such repatriated dividends.

Our estimate of the potential outcome of the expense from our repatriation of foreign earnings under the AJCA is subject to management’s assessment of relevant risks, facts, and circumstances existing at that time. Our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate for fiscal year ended June 30, 2006 or subsequent periods.

Forward Looking Statements

All statements in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on IRC’s present expectations, projections, objectives or strategies regarding the future. As such, these statements involve known and unknown risks, uncertainties, and other factors that may cause IRC’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. You should read carefully IRC’s filings with the Securities and Exchange Commission for a description of certain risks that could cause actual results to differ from the results expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: July 6, 2006	By	/s/ Donald R. Dancer,
Donald R. Dancer,
Secretary and General Counsel